UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

_______________________

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653
(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Hanover Insurance Group, Inc. (the “Company”) held its annual meeting of shareholders on May 16, 2017.  At that meeting, the Company’s shareholders elected (i) Michael P. Angelini to serve as a director until the 2018 annual meeting of shareholders and until his successor is duly elected and qualified; and (ii) Jane D. Carlin, Daniel T. Henry and Wendell J. Knox to serve as directors until the 2020 annual meeting of shareholders and until their successors are duly elected and qualified.  At the annual meeting, the Company’s shareholders also (1) approved an advisory vote on executive compensation, (2) recommended that future shareholder advisory votes on executive compensation be held annually, and (3) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017.

The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

Item 1 – Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Michael P. Angelini	33,341,373	583,030	16,827	2,726,737
Jane D. Carlin	33,730,299	192,146	18,785	2,726,737
Daniel T. Henry	33,824,010	95,544	21,676	2,726,737
Wendell J. Knox	33,514,590	404,240	22,400	2,726,737

Item 2 – Advisory Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
32,321,252	1,534,497	85,481	2,726,737

Item 3 – Advisory Vote on the Frequency with which to Hold Future Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
26,936,971	44,682	6,892,000	67,577	2,726,737

In line with the advisory voting by our shareholders, the Company intends to include an advisory shareholder vote on executive compensation in its proxy statement every year until the next required advisory shareholder vote on the frequency of holding shareholder votes on executive compensation.

Item 4 – Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained
35,319,509	1,327,652	20,806

Item 8.01Other Events.

On May 16, 2017, the Company’s Board of Directors elected P. Kevin Condron non-executive Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Pril
Date: May 16, 2017	By:	/s/ J. Kendall Huber
J. Kendall Huber
Executive Vice President,
General Counsel and Asst. Secretary